SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 8, 1996

                             Cali Realty Corporation
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


         Maryland                    1-13274                   22-3305147
--------------------------------------------------------------------------------
(state or other jurisdiction       (Commission                (IRS Employer
     or incorporation)             File Number)           Identification Number)


                  11 Commerce Drive, Cranford, New Jersey 07016
--------------------------------------------------------------------------------

        Registrant's telephone number, including area code (908) 272-8000


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5, Other Events

On July 23, 1996, Cali Realty  Corporation (the "Company")  acquired 222 and 233
Mount Airy Road, two suburban office buildings totaling 115,000 square feet, located in Basking Ridge, New Jersey (the "Mount Airy Buildings") through a single transaction with one seller. The Mount Airy Buildings were acquired for approximately $10,400,000, which was made available through one of the Company's revolving credit facilities.

The Mount Airy Buildings consist of the following: 222 Mount Airy Road is a 49,000 square foot office building built in 1986 and is currently 100 percent leased to a single tenant, Lucent Technologies, Inc.; 233 Mount Airy Road is a 66,000 square foot office building built in 1987 and is currently 100 percent leased to a single tenant, AT&T Corp.

The Mount Airy Buildings were acquired pursuant to an agreement for the sale and purchase of the Mount Airy Buildings between the selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties included their historical and expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly funds from operations) and the ability to sustain and potentially increase its distributions to Company stockholders, and other factors. The Company took into consideration capitalization rates at which it believed other comparable office buildings had recently sold, but determined the price it was willing to pay primarily on the factors discussed above relating to the properties themselves and their fit with the Company's operations. No separate independent appraisals were obtained in connection with the acquisition of the properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

Item 7, Financial Statements

The acquisition of the Mount Airy Buildings is not considered significant to the
Company,   and  the  financial  statements  included  herein  are  included  for informational purposes only.

The statements of revenue and certain expenses included in this report encompass the following:

o Audited statements of revenue and certain expenses for the Mount Airy Buildings acquired on July 23, 1996. The audited financial statements are presented for the year ended December 31, 1995. Unaudited interim financial information is presented for the six months ended June 30, 1996

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Cali Realty Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CALI REALTY CORPORATION

                                  By:      /s/ Thomas A. Rizk
                                           ------------------
                                           Thomas A. Rizk
                                           President and Chief Executive Officer


October 8, 1996                   By:      /s/ Barry Lefkowitz
                                           -------------------
                                           Barry Lefkowitz
                                           Vice President - Finance and
                                           Chief Financial Officer

CALI REALTY CORPORATION
Index to Financial Statements
-------------------------------------------------------------------------------





     Report of Independent Accountants
     Mount Airy Buildings:
        Statements of Revenue and Certain Expenses for:
         The Year Ended December 31, 1995 (audited)
         The Six Months Ended June 30, 1996 (unaudited)
        Notes to Statements of Revenue and Certain Expenses
     Consent of Independent Accountants

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Cali Realty Corporation

We have audited the accompanying Statement of Revenue and Certain Expenses for the properties known as 222 & 223 Mount Airy Road - Basking Ridge, NJ (the "Mount Airy Buildings") for the year ended December 31, 1995. The financial statements are the responsibility of the Mount Airy Buildings' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Cali Realty Corporation) and is not intended to be a complete presentation of the Mount Airy Buildings' revenues and expenses.

In our opinion the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for the Mount Airy Buildings, on the basis described in Note 2, for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                   /s/ Schonbraun Safris Sternlieb & Co., L.L.C.
                                   ---------------------------------------------
                                   SCHONBRAUN SAFRIS STERNLIEB & CO., L.L.C.
                                   Certified Public Accountants


West Orange, New Jersey
July 25, 1996


Mount Airy Buildings
Statement of Revenue and Certain  Expenses
For the Year Ended December 31, 1995
--------------------------------------------------------------------------------



Revenue
Base rents .................................................          $1,129,658
Escalations and recoveries from tenants ....................             182,764
                                                                      ----------
                                                                       1,312,422
                                                                      ----------

Certain expenses

Real estate taxes ..........................................             182,764
Operating services .........................................               6,452
General and administrative .................................              51,942
                                                                      ----------
                                                                         241,158
                                                                      ----------
Revenue in excess of certain expenses ......................          $1,071,264
                                                                      ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

Mount Airy Buildings
Statement of Revenue and Certain  Expenses
For the Six Months Ended June 30, 1996
--------------------------------------------------------------------------------

(unaudited)

Revenue
Base rents ...................................................          $597,963
Escalations and recoveries from tenants ......................            90,308
                                                                        --------
                                                                         688,271
                                                                        --------
Certain expenses

Real estate taxes ............................................            90,308
Operating services ...........................................             3,644
General and administrative ...................................            48,428
                                                                        --------
                                                                         142,380
                                                                        --------
Revenue in excess of certain expenses ........................          $545,891
                                                                        ========



The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

Mount Airy Buildings
Notes to Statements of Revenue and Certain Expenses
-------------------------------------------------------------------------------


1.   ORGANIZATION AND OPERATIONS OF PROPERTIES

     For the purpose of the accompanying Statement of Revenue and Certain Expenses, the Mount Airy Buildings represent the two neighboring buildings located in Basking Ridge, New Jersey acquired by Cali Realty Corporation ("the Company") on July 23, 1996.

     The unaudited Statement of Revenue and Certain Expenses for the 1996 period presented includes the operating results of the Mount Airy Buildings for the six months ended June 30, 1996.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying Statements of Revenue and Certain Expenses have been prepared on the accrual basis of accounting.

     The accompanying financial statements are not representative of the actual operations for the periods presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Mount Airy Buildings have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Mount Airy Buildings. Excluded expenses consist of interest, depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Mount Airy Buildings.

     Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     Revenue Recognition

     Base rents are recognized on a straight-line basis over the term of the lease. The lease agreements contain provisions which provide for reimbursement by tenants of all real estate taxes and the direct payment of substantially all operating costs.

3.   LEASES

     222 Mount Airy Road is 100 percent leased to Lucent Technologies, Inc. subject to a long-term lease expiring February 28, 1999. 233 Mount Airy Road is 100 percent leased to AT&T Corp. subject to a long-term lease expiring December 31, 2000.

     Future minimum rents to be received over the next five years from the above-mentioned tenants as of December 31, 1995 are as follows:

                   1996                  $1,195,926
                   1997                   1,195,926
                   1998                   1,195,926
                   1999                     834,389
                   2000                     762,082
                                         ----------
                                         $5,184,249
                                         ==========


4.   GENERAL AND ADMINISTRATIVE EXPENSES

     The Mount Airy Buildings incurred managment fees based on three percent of revenues in 1995. In 1996, the managment fees to be charged were changed to a fixed negotiated amount.

     The Mount Airy Buildings incurred managements fees of $24,299 and $35,190 for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively.

     These management fees were paid to a company controlled by one of the former owners


5.   INTERIM STATEMENTS

     The interim financial data for the six months ended June 30, 1996 are unaudited; however, in the opinion of the Mount Airy Buildings' management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the periods presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting parts of the Registration Statements on Forms S-3, dated September 1, 1995, October 1, 1995, July 29, 1996 and August 12, 1996, and Form S-8 dated August 1, 1995 of Cali Realty Corporation of our report dated July 25, 1996 relating to the Statements of Revenue and Certain Expenses of the Mount Airy Buildings.


October 8, 1996                    /s/ Schonbraun Safris Sternlieb & Co., L.L.C.
                                   ---------------------------------------------
                                   Schonbraun Safris Sternlieb & Co., L.L.C.
                                   West Orange, New Jersey